UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-A



                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         AMERICAN BIO MEDICA CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




               New York                             141702188
        -----------------------                   ------------
        (State of incorporation                   (IRS Employer
           or organization)                     Identification No.)

           102 Simons Road
         Ancramale, New York                          12503
----------------------------------------         -------------------
(Address of Principal Executive Offices)            (Zip Code)


        Securities to be registered pursuant to Section 12(b) of the Act:


        Title of each class                Name of each exchange on which
        to be so registered                each class is to be registered
        -------------------                ------------------------------
                                      None

        Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Shares, $.01 par value

     Item 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     The Registrant hereby incorporates by reference herein the description of the Registrant's Common Stock, $.01 par value per share, appearing under the caption, "Description of Securities" in the Registrant's Registration Statement on Form 10SB, as filed with the Securities and Exchange Commission as such section was amended until the time such Registration Statement was declared effective. The Company's Certificate of Incorporation and amendments thereto are filed as Exhibits 3.1, 3.2, 3.3, 3.4 and 3.6 and its Bylaws are filed as Exhibit 3.5, respectively, to the aforesaid Registration Statement on Form 10-SB.

     Item 2. EXHIBITS

     The following exhibits are filed as part of the Registration Statement.

2(a) Registration Statement on Form 10SB, as filed with the Securities and Exchange Commission on July 23, 1996 and as subsequently amended and filed on November 21, 1996 and December 26, 1996.

2(b) Amended Certification of Incorporation (1).

2(c) Terms of 8% Cumulative Convertible Preferred Stock, Series A (2).

2(d) Bylaws (3).

2(e) Copy of form of stock certificate for the Registrant's Common Stock (4).

                          -----------------------------

(1) Incorporated herein by reference to Exhibits 3.1, 3.2, 3.3, 3.4 and 3.6 of the Registrant's Registration Statement on Form 10SB.

(2) Incoporated herein by reference to Exhibits 4.3 of the Registrant's Registration Statement on Form 10SB.

(3) Incorporated herein by reference to Exhibit 3.5 of the Registrant's Registration Statement on Form 10SB.

(4) Incorporated herein by reference to Exhibit 4.1 of the Registrant's Registration Statement on Form 10SB.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                               AMERICAN BIO MEDICA CORPORATION
                                      (Registrant)

                               By: s/Stan Cipkowski
                                   ----------------
                                   Stan Cipkowski,
                                   President and Principal
                                   Executive Officer and
                                   Principal Financial Officer



     Dated: March 12, 1997